UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2014

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In conjunction with the name change from First Financial Holdings, Inc. to South State Corporation (“the Company”) which was approved by the shareholders of the Company on April 22, 2014, the Company will also change its ticker symbol from “SCBT” to “SSB” effective June 30, 2014.

The Company’s common stock was also assigned a new CUSIP number, 840441109.  The Company’s common stock will continue to trade on the NASDAQ Global Select Market under the new ticker symbol “SSB”.  The Company’s outstanding common stock certificates are not affected by the name change; they continue to be valid and do not need to be exchanged.  A copy of the Press Release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by First Financial Holdings, Inc. dated June 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.
(Registrant)

Date: June 23, 2014	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by First Financial Holdings, Inc. dated June 23, 2014